Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13A-14(A) AND RULE 15D-14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Black, certify that:

1.              I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of Rambus Inc.; and

2.              Based on my knowledge, this Amendment No. 1 to Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 13, 2014

By:	/s/ Ronald Black
Name:	Ronald Black, Ph.D.
Title:	Chief Executive Officer and President